AXONIC ALTERNATIVE INCOME FUND

(THE “FUND”)

SUPPLEMENT DATED JANUARY 8, 2020 TO THE PROSPECTUS DATED DECEMBER 20, 2018 AND THE STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 20, 2018, AS SUPPLEMENTED JANUARY 16, 2019

This supplement describes certain changes to the Fund’s Prospectus and Statement of Additional Information (“SAI”) relating to the following items, each as further described below:

1.	A clarification to the Fund’s investment strategies;

2.	The removal of a portfolio manager of the Fund;

3.	Revisions to the “Determination of Net Asset Value” disclosure in the Fund’s Prospectus;

4.	The appointment of a new Chief Compliance Officer (“CCO”) of the Fund and related changes to the Business Management Agreement between the Fund and Axonic Capital LLC (“Axonic”); and

5.	The appointment of a Lead Independent Trustee of the Fund.

1. CLARIFICATION TO INVESTMENT STRATEGIES

Prospectus:

Effective the date of this supplement, the first paragraph under “INVESTMENT OBJECTIVE AND STRATEGIES—Investment Opportunities and Strategies” in the Prospectus is replaced in its entirety with the following:

In pursuing its investment objective, the Fund invests primarily in income-producing instruments. Such instruments may consist of: (i) mortgage-backed securities (“MBS”), including residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”); (ii) other asset-backed securities (“ABS”) and structured credit instruments, including those backed by instruments representing the ownership and cashflows from or financing of various assets (including aircraft), collateralized debt obligations (“CDOs”), collateralized loan obligations (“CLOs”) and collateralized mortgage obligations (“CMOs”); (iii) whole loans and participations in whole loans, including commercial mortgage mezzanine loans and participations (“Mezzanine Loans”) and whole residential and commercial mortgage loans and participations; and (iv) other income-producing investments, including corporate and bank-issued bonds, loans and participations, and instruments representing the ownership and cashflows from or financing of various assets (including aircraft and intellectual property royalties).

2. REMOVAL OF PORTFOLIO MANAGER

Effective the date of this supplement, Peter Schendel is no longer serving as a Portfolio Manager of the Fund. Therefore, all references to Mr. Schendel in the Prospectus and SAI are hereby deleted.

3. REVISIONS TO “DETERMINATION OF NET ASSET VALUE” DISCLOSURE

Effective the date of this supplement, the “DETERMINATION OF NET ASSET VALUE” section of the Fund’s Prospectus is replaced in its entirety with the following:

The price at which you purchase or redeem Shares is based on the Fund’s NAV. The Fund’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the NYSE and the principal bond markets (as recommended by the Securities Industry and Financial Markets Association) are open for regular trading (e.g., the NYSE is closed on weekends, most federal holidays and Good Friday). The Fund’s NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of Shares outstanding. Requests to purchase Shares are processed at the NAV next calculated after the Fund receives your order in proper form. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and accept purchase orders until, and calculate the Fund’s NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Fund management believes there remains an adequate market to meet purchase orders for that day.

In the event the Fund holds portfolio securities that trade in foreign markets or that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its Shares, the NAV of the Fund’s Shares may change on days when Shareholders will not be able to purchase the Fund’s Shares.

The Board has approved procedures pursuant to which the Fund will value its investments and has delegated to the Adviser general responsibility for determining, in accordance with such procedures, the value of such investments. Generally, portfolio investments for which market quotations are readily available are valued at market value, which is ordinarily determined based on official closing prices or the last reported sale prices of an instrument. Where no such closing price or sale price is reported, market value is determined based on quotes obtained from market makers or prices supplied by one or more third-party pricing source (“Pricing Services”), which may include evaluated prices. Many of the types of investments in which the Fund invests are valued using evaluated prices provided by Pricing Services, which may be based on a number of factors, including, among other things, information obtained from market makers and estimates based on recent market prices for investments with similar characteristics. If market or evaluated prices are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the Fund’s NAV that materially affects the values, assets may be valued at a fair value, pursuant to guidelines established by the Board.

In instances in which the market value of an asset is deemed by the Adviser not to reflect fair value, the asset may be valued at a fair value, pursuant to guidelines established by the Board. Fair valuation may occur in instances when market or evaluated prices are not available or are deemed not to be reliable or accurate in the opinion of the Adviser, or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values. Fair valuation could also occur in instances of (a) thinly traded securities or (b) lack of liquidity or depth in the market for the security. For example, the Fund may be obligated to fair value a foreign security because many foreign markets operate at times that do not coincide with those of the major U.S. markets. In such situations, the Adviser may consider, when calculating fair value, (a) the nature and duration of the restrictions upon disposition of the securities or other assets, (b) the extent to which there is market for similar securities or other assets of the same class, or (c) availability of fundamental analytical data relating to the investment including the use of proprietary pricing models. When pricing securities using these methods, the Fund (with the assistance of its Pricing Services and other service providers) seeks to assign the value that represents the amount that the Fund might reasonably expect to receive upon a current sale of the securities. In this regard, the Adviser, pursuant to the terms of the investment advisory agreement with the Fund, has agreed to provide the Fund’s pricing information that the Adviser reasonably believes may assist in the determination of fair value consistent with requirements under the 1940 Act and the Fund’s policies and procedures. The Fund’s policies and procedures include the consideration of pricing information from one or more Pricing Services, which information is monitored by the Adviser daily. The Board oversees the Adviser’s implementation of the fair valuation policies and procedures established by the Board.

When using pricing models or other pricing methods that are not based solely on market quotes for actively-traded securities, the Adviser’s review process may include periodic back-testing by appropriate valuation personnel or third-party service providers, when applicable, of a sample of valuations, to the extent possible and where it is likely to provide a reasonable base of comparison, against the recent sale prices of investment positions. Back-testing, if performed, may focus on identifying trends in valuations versus sale prices, not the accuracy of individual marks for individual investment positions. Differences will be expected and viewed in the context of the overall analysis, especially since back-testing has inherent limitations, particularly during periods of market stress. This analysis can provide further assurance in assessing the quality of models and other evaluative processes being employed internally or by third-party service providers, but not absolute certainty to the accuracy of the fair value itself.

In calculating the Fund’s NAV, the Adviser, subject to the oversight of the Board, uses various valuation techniques. To the extent practicable, the Adviser generally endeavors to maximize the use of observable inputs and minimize the use of unobservable inputs by requiring that the most observable inputs are to be used when available. The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors. When valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment, and may involve alternative methods to obtain fair values where market prices are not readily available. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used if a ready market for the investments existed. As a result, the Adviser may exercise a higher degree of judgement in determining fair value for certain financial instruments.

Notwithstanding the foregoing, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Fund at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Fund’s fair value methodology is inappropriate. The Fund will adjust the fair values assigned to securities in the Fund’s portfolio, to the extent necessary, as soon as market prices become available. The Fund (and its service providers) continually monitor and evaluate the appropriateness of their fair value methodologies through systematic comparisons of fair values to the actual next available market prices of securities contained in the Fund’s portfolio. To the extent the Fund invests in other investment companies, the Fund’s NAV is calculated based, in part, upon the NAVs of such investment companies; the prospectuses for those investment companies in which the Fund will invest describe the circumstances under which those investment companies will use fair value pricing, which, in turn, affects their NAVs.

Because the Fund relies on various sources to calculate its NAVs, the Fund is subject to certain operational risks associated with reliance on the Pricing Services and other service providers and data sources. The Fund’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

4. APPOINTMENT OF NEW CCO

Effective December 19, 2019, Joseph Grogan has replaced Theodore J. Uhl as CCO of the Fund. Therefore, the SAI is updated accordingly. In addition, in connection with the appointment of Mr. Grogan as CCO of the Fund, the Business Management Agreement between the Fund and Axonic has been amended to reflect that Axonic shall be entitled to receive a reimbursement of expenses incurred by Axonic in connection with Axonic providing the Fund with the services of a CCO. In connection with this change, the “ADMINISTRATOR AND TRANSFER AGENT” section of the Fund’s Prospectus is replaced in its entirety with the following:

ALPS Fund Services, Inc. (“ALPS Fund Services”) acts as administrator to the Fund. Pursuant to the Fund’s agreement with ALPS Fund Services, the Fund will pay ALPS Fund Services a fee equal to 0.09% the average daily net assets of the Fund, subject to an annual minimum amount of $15,000. In addition, the Fund has entered into a Business Management Agreement with the Adviser pursuant to which the Adviser provides certain services to the Fund. The Adviser will receive no additional compensation for the Business Management Agreement. However, the Adviser is entitled to receive $25,000 per year, payable monthly in arrears, for the reimbursement of expenses incurred by the Adviser in connection with the Adviser providing the Fund with the services of a chief compliance officer.

5. APPOINTMENT OF LEAD INDEPENDENT TRUSTEE

Richard M. Goldman has been appointed as Lead Independent Trustee of the Fund. Therefore, the SAI is updated accordingly.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE.